Penn Series Funds, Inc.

Supplement dated December 16, 2010 to the Prospectus dated May 1, 2010,

as supplemented August 31, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

A special meeting of shareholders (the “Meeting”) of the Penn Series Funds, Inc. (the “Company”) was held on December 15, 2010. At the Meeting, the Company’s shareholders: (1) elected Eugene Bay, Robert E. Chappell, Charles E. Mather III, Rebecca C. Matthias, Eileen C. McDonnell, David B. Pudlin, M. Donald Wright and Archie Craig MacKinlay to serve as Directors of the Company; (2) approved a new investment advisory fee for the Large Core Growth Fund and Large Core Value Fund; (3) approved amendments to the investment advisory agreements for certain portfolios of the Company to remove the expense limitation provisions from the investment advisory agreements, resulting in the consolidation of all of the expense limitation arrangements for the Company’s portfolios into one agreement; and (4) approved changes to certain fundamental investment policies of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, Small Cap Value Fund, Small Cap Growth Fund, International Equity Fund and REIT Fund.

The Prospectus is hereby amended as follows to reflect the shareholder approvals obtained at the Meeting with respect to (1) the new investment advisory fee for the Large Core Growth Fund and Large Core Value Fund; and (2) the consolidation of all of the expense limitation arrangements for the Company’s portfolios into one agreement.

Revised Fee Table and Expense Example for the Large Core Growth Fund

The sub-section Fund Fees and Expenses in the section entitled FUND SUMMARY: LARGE CORE GROWTH FUND on page 34 of the Prospectus is hereby deleted and replaced with the following:

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Revised Fee Table and Expense Example for the Large Core Value Fund

The sub-section Fund Fees and Expenses in the section entitled FUND SUMMARY: LARGE CORE VALUE FUND on page 43 of the Prospectus is hereby deleted and replaced with the following:

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.90%	(a)

(a)

The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in the Fund’s prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

New Information Regarding the Company’s Expense Limitation Provisions

In the section entitled MANAGEMENT, the fourth, fifth and sixth paragraphs under the heading Expenses and Limitations on page 142 of the Prospectus are hereby deleted and replaced with the following:

Under the expense limitation agreement among Penn Mutual, ICMI and the Company, on behalf of each Fund, Penn Mutual and/or ICMI will waive their fees or reimburse expenses for the entirety of any excess above a Fund’s expense limitations. Further, under the expense limitation agreement, to the extent Penn Mutual and/or ICMI does not have an obligation to waive their fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or ICMI for amounts previously waived or reimbursed by Penn Mutual and/or ICMI, if any, during the Fund’s preceding three fiscal years. Penn Mutual and/ or ICMI, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM1525 12/10